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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                              Amendment No. 1 to

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 24, 2000


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                                UAL CORPORATION

             -----------------------------------------------------

            (Exact name of registrant as specified in its charter)


          Delaware                     1-6033                 36-2675207
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)


            1200 Algonquin Road, Elk Grove Township, Illinois 60007
              (Address of principal executive offices) (Zip Code)

                                (847) 700-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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This Report on Form 8-K/A is being filed to correct a clerical error in
Exhibit A, attached to Exhibit 2.1 (Agreement and Plan of Merger, dated as of May 23, 2000, among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc.) of the Form 8-K filed by the Registrant on June 1, 2000.
Item 5, Exhibit 2.1 and Exhibit 99.1, though unchanged from the Form 8-K filed by the Registrant on June 1, 2000, are included for the sake of completeness.


Item 5.   Other Events.

          On May 23, 2000, UAL Corporation ("UAL") and US Airways Group, Inc. ("US Airways") entered into an Agreement and Plan of Merger. Also on May 23, 2000, UAL, US Airways, and Robert L. Johnson entered into a Memorandum of Understanding regarding the terms and conditions under which Mr. Johnson would acquire certain assets of US Airways. Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are, respectively, copies of the Agreement and Plan of Merger and the Memorandum of Understanding.



Item 7.   Exhibits.

Exhibit No.                  Description

    2.1 Agreement and Plan of Merger, dated as of May 23, 2000, among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc. (including Exhibit A thereto*)

   99.1 Memorandum of Understanding, dated as of May 23, 2000, among UAL Corporation, US Airways Group, Inc., and Robert L. Johnson

* corrected version


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   UAL CORPORATION


                                   By: /s/ Francesca M. Maher
                                       -------------------------
                                       Name:  Francesca M. Maher
                                       Title: Senior Vice President, General
                                              Counsel and Secretary


Date: June 20, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                      Description

   2.1 Agreement and Plan of Merger, dated as of May 23, 2000, among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc. (including Exhibit A thereto*)

   99.1 Memorandum of Understanding, dated as of May 23, 2000, among UAL Corporation, US Airways Group, Inc., and Robert L. Johnson

* corrected version